SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                   ----------------------------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 29, 1997


                          AAMES FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in Its Charter)


  Delaware                         0-19604                  95-4340340
  (State or Other Jurisdiction    (Commission               (IRS Employer
  of Incorporation)                File Number)             Identification No.)



                      350 South Grand Avenue, 52nd Floor
                         Los Angeles, California 90071
                   (Address of Principal Executive Offices)



                                (213) 640-5000
             (Registrant's Telephone Number, Including Area Code)


                                       NA
         -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

          Reference is made to the press release of Registrant issued on October 29, 1997, which contains information meeting the requirements of this
Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


November 5, 1997                        AAMES FINANCIAL CORPORATION


                                   By:   /S/ BARBARA S. POLSKY
                                        --------------------------------------
                                         Barbara S. Polsky
                                         Executive Vice President,
                                         General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit

     99                  Press release issued October 29, 1997

                                   EXHIBIT 99